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                                                                       EXHIBIT 5


                             JOINT FILING AGREEMENT


         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended.

Dated:   September 10, 1997

                               THE SHANSBY GROUP

                               By: TSG Partners, its general partner

                               By:          /s/ CHARLES H. ESSERMAN
                                   ---------------------------------------------
                                       Charles H. Esserman, general partner

                               TSG INTERNATIONAL

                               By: TSG Partners, its general partner

                               By:          /s/ CHARLES H. ESSERMAN
                                   ---------------------------------------------
                                       Charles H. Esserman, general partner

                               TSG PARTNERS

                               By:          /s/ CHARLES H. ESSERMAN
                                   ---------------------------------------------
                                       Charles H. Esserman, general partner

                               TSG2 L.P.

                               By: TSG2 Management, L.L.C., its general partners

                               By:         /s/ CHARLES H. ESSERMAN
                                   ---------------------------------------------
                                       Charles H. Esserman, managing member

                               TSG2 Management, L.L.C.

                               By:         /s/ CHARLES H. ESSERMAN
                                   ---------------------------------------------
                                       Charles H. Esserman, managing member

                                             /s/ J. GARY SHANSBY
                                   ---------------------------------------------
                                                 J. Gary Shansby

                                           /s/ CHARLES H. ESSERMAN
                                   ---------------------------------------------
                                               Charles H. Esserman